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                                                                   EXHIBIT 10.20


                              [INCYTE LETTERHEAD]


BY FACSIMILE

May 4, 1999


Joseph L. Harris
Senior Vice President and Director
Corporate Strategy and Business Development
SmithKline Beecham
One Franklin Plaza
Philadelphia, PA 19101


Patrick Plewman
Chief Operating Officer
diaDexus, LLC
3303 Octavius Drive
Santa Clara, CA 95054

Dear Joe and Bill:

        This letter follows up on our recent conversations regarding the Collaboration and License Agreement, dated September 2, 1997, (the "Collaboration and License Agreement"), among diaDexus, LLC ("diaDexus"), Incyte Pharmaceuticals, Inc. ("Incyte"), SmithKline Beecham plc and SmithKline Beecham Corporation (collectively, "SB"). When signed by diaDexus, Incyte and SB, this letter will be an amendment to the Collaboration and License Agreement.

        1. Subject to the terms of this amendment, diaDexus, Incyte and SB agree that intellectual property that is either (a) owned by SB Biologicals SA ("SB Biologicals") or with respect to which SB Biologicals has the right to grant a license or (b) owned by SB or with respect to which SB has the right to grant a license to the extent the intellectual property described in this subsection (b) is specific to a therapeutic vaccine product or prophylactic vaccine product that is being developed, promoted or marketed by SB Biologicals (collectively referred to as "SB Biological IP"), is not and will not be included within the definitions of "SB Diagnostic IP" or "SB Technology IP" pursuant to the Collaboration and License Agreement.

        2. SB Biologicals will remain subject to all of the provisions of the Collaboration and License Agreement applicable to SB Affiliates, including without limitation those in Section 7.1. In this regard the parties agree that, during the Initial License Period (as defined in the Collaboration and License Agreement), SB Biologicals will not itself engage in the business of making, having made or selling cDx Kit(s), except in connection with the development, marketing, co-marketing, distribution or sale of a specific therapeutic vaccine product or prophylactic vaccine product.


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        3. For the avoidance of doubt, diaDexus, Incyte and SB acknowledge that intellectual property pertaining to single nucleotide polmorphisms ("SNPs") and/or genotyping that is owned by Incyte or with respect to which Incyte has the right to grant a license is not and will not be included within the definitions of "Incyte Diagnostic IP" or "Incyte Technology IP" pursuant to the Collaboration and License Agreement.

        4. Nothing in this amendment shall constitute a waiver by any party of any other right under the Collaboration and License Agreement, except as explicitly set forth in this amendment.

        5. This amendment shall become effective upon execution of this amendment, and shall be applied retroactively to the Effective Date of the Collaboration and License Agreement.

        I believe that this is responsive to SB's request and ask that the parties execute this amendment where indicated below. We are looking forward to concluding the diaDexus financing.

                                   Sincerely,

                                   /s/ MARIAN N. MARRA
                                   -------------------
                                   Marian N. Marra
                                   Senior Vice President,
                                   Corporate Development

cc: Roy Whitfield
    Randy Scott

AGREED AND ACCEPTED:

SmithKline Beecham Corporation            SmithKline Beecham plc


By: /s/ DONALD Y. PARMAN                  By: /s/ GEORGE POSTE
   -------------------------------           -------------------------------

Title: Secretary                          Title: Director
      ----------------------------              ----------------------------

Date: May 4, 1999                         Date: May 4, 1999
     -----------------------------             -----------------------------
diaDexus

By: /s/ P. PLEWMAN
   -------------------------------

Title: COO
      ----------------------------

Date: 8/10/99
     -----------------------------